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                                                                     EXHIBIT 4.1

                                SEE RESTRICTIVE LEGEND ON REVERSE SIDE

     NUMBER                                                                               SHARES
------------------                         PRO ELITE INC.                          ---------------------

                         INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY
                             20,000,000 AUTHORIZED SHARES $.0001 PAR VALUE
------------------                                                                 ---------------------
                             THIS CERTIFICATE REFLECTS A 1:6 REVERSE SPLIT           CUSIP 74266D 20 4
                                       EFFECTIVE JANUARY 09, 2001                -------------------------
                                                                                    CUSIP  74266D 10 5
                                                                                  XXXXXXXXXXXXXXXXXXXXXXX
                                                                                 -------------------------
                                                                                        SEE REVERSE
                                                                                  FOR CERTAIN DEFINITIONS
        THIS CERTIFIES THAT


        IS THE OWNER OF

                 FULLY PAID-AND NON-ASSESSABLE SHARES OF $0.0001 PAR VALUE COMMON STOCK OF

                                            PRO ELITE INC.


        transferable only on the books of this Company in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.


               IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

               Dated:


                                               [SEAL]


                       /s/ ILLEGIBLE                                    /s/ ILLEGIBLE
                       SECRETARY                                        PRESIDENT


COUNTERSIGNED:

               Countersigned by:
    Computershare Trust Company, Inc. - Denver

By /s/ ILLEGIBLE
   ----------------------------
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                             TRANSFER FEE $20.00

                               PRO ELITE INC.

              TRANSFER FEE: $15.00 PER NEW CERTIFICATE ISSUED




    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM        --AS TENANTS IN COMMON                           UNIF GIFT MIN ACT--................CUSTODIAN................
                                                                                           (CUST)                   (MINOR)
    TEN ENT        --AS TENANTS BY THE ENTIRETIES                             UNDER UNIFORM GIFTS TO MINORS
                                                                              ACT...............................................
    JT TEN         --AS JOINT TENANTS WITH RIGHT OF                                                 (STATE)
                      SURVIVORSHIP AND NOT AS TENANTS
                      IN COMMON

    Additional abbreviations may also be used though not in the above list.

--------------------------------------------------------------------------------

    For Value Received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------


---------------------------------------

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated  ____________________________

                  ______________________________________________________________

                  ______________________________________________________________
                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                          WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

________________________________________
The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.